UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ADVANCED MICRO DEVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials.

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ADM ADVANCED MICRO DEVICES, INC. PROXY SERVICES C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940 V35899-P04609 Your Vote Counts! ADVANCED MICRO DEVICES, INC. 2024 Annual Meeting Vote by May 7, 2024 11:59 PM ET You invested in ADVANCED MICRO DEVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 30, 2023 online OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to April 24, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 8, 2024 9:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/AMD2024 *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Nora M. Denzel	For
1b.	Mark Durcan	For
1c.	Michael P. Gregoire	For
1d.	Joseph A. Householder	For
1e.	John W. Marren	For
1f.	Jon A. Olson	For
1g.	Lisa T. Su	For
1h.	Abhi Y. Talwalkar	For
1i.	Elizabeth W. Vanderslice	For
2.	Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year.	For
3.	Approve on a non-binding, advisory basis the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission.	For
4.	Stockholder proposal regarding special meeting right.	Against
5.	Transact any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.	

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